EXHIBIT 32

CERTIFICATION

In connection with the Quarterly Report of Rockdale Resources Corporation (the “Company”) on Form 10-Q for the period ending March 31, 2012 as filed with the Securities and Exchange Commission (the “Report”), Michael Smith, the Principal Executive Officer of the Company, and Marc Spezialy, the Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.

	By:	/s/ Michael Smith
May 15, 2012		Michael Smith,
Principal Executive Officer

	By:	/s/ Marc Spezialy
Marc Spezialy,
Principal Financial Officer